Exhibit 10.11(a)


                               SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT
                            ------------------------

           THIS SECOND AMENDMENT TO LINE OF CREDIT AGREEMENT (the "Second Amendment") is made and entered into as of May 29, 2000, by and among HUGHES SUPPLY, INC. ("Borrower"), a Florida corporation, SUNTRUST BANK, a Georgia banking corporation and successor by merger to SunTrust Bank, Central Florida, National Association, FIRST UNION NATIONAL BANK, a national banking association, BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., a national banking association, SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association, ABN AMRO BANK, N.V., a banking corporation organized under the laws of the Netherlands, PNC BANK, N.A., a national banking association, WACHOVIA BANK, N.A., a national banking association, THE FIFTH THIRD BANK, a national banking association and such other financial institutions becoming a party hereto from time to time, (individually, a "Lender" and collectively, the "Lenders"), SUNTRUST BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), FIRST UNION NATIONAL BANK, as documentation agent for the Lenders (in such capacity, the "Documentation Agent"), BANK OF AMERICA, N.A., formerly known as NATIONSBANK, N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent") and SOUTHTRUST BANK, NATIONAL ASSOCIATION, as Co-Agent for the Lenders (in such capacity, the "Co-Agent").

                              W I T N E S S E T H:
                              --------------------

           WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower are party to that certain Line of Credit Agreement dated as of January 26, 1999, as amended by that certain First Amendment to Line of Credit Agreement dated as of September 29, 1999 (as so amended, the "Line of Credit Agreement"), pursuant to which the Lenders made available to Borrower credit facilities subject to the terms and conditions set forth therein; and

           WHEREAS, the Lenders, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Borrower, at the request of the Borrower, desire to extend the Line of Credit Termination Date to January 19, 2001.

           NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby amend the Line of Credit Agreement and agree as follows:

          1. The Line of Credit Agreement is hereby amended by replacing the definition of "Line of Credit Termination Date" in Section 1.01 in its entirety with the following:

                  "Line of Credit Termination Date" shall mean the earlier of
         (i) January 19, 2001 and (ii) the date on which the Line of Credit Commitments are terminated in accordance with Article VIII.

          2. The effectiveness of this Second Amendment is conditioned upon the Administrative Agent's receipt of the following, each dated as of the date hereof, in form and substance reasonably satisfactory in all respects to the Administrative Agent:

         (a) The duly executed original counterparts of this Second Amendment;

         (b) The duly executed Consent and Ratification of Guaranty (Line of Credit Agreement), dated as of the date hereof, by and among each of the Subsidiaries of Borrower, listed on the signature pages thereof and the Administrative Agent; and

         (c) Certificates of the Secretary or Assistant Secretary of each of the Credit Parties certifying (i) the name, title and true signature of each officer of such entities executing this Second Amendment and the other Credit Documents,
(ii) that there have been no changes to the bylaws or comparable governing documents of such entities since the delivery thereof to the Lenders in connection with the Line of Credit Agreement and that such bylaws or comparable governing documents remain in full force and effect as of the date hereof, (iii) that there have been no changes to the certificates or articles of incorporation of each Credit Party since the delivery thereof to the Lenders in connection with the Line of Credit Agreement and that such certificates or articles of incorporation remain in full force and effect as of the date hereof; and (iv) the resolutions of the board of directors of such entities authorizing the transactions contemplated under the Second Amendment and the other Credit Documents.

          3. Borrower represents and warrants that, as of the date hereof and after giving effect to the transactions contemplated by the Second Amendment and the Credit Documents, (i) the assets of Borrower, at fair valuation and based on their present fair saleable value, will exceed Borrower's debts, including contingent liabilities, (ii) the remaining capital of Borrower will not be unreasonably small to conduct Borrower's business, and (iii) Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature. For purposes of this paragraph, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          4. Except as expressly provided herein, the Line of Credit Agreement shall continue in full force and effect, and the unamended terms and conditions of the Line of Credit Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Second Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

          5. From and after the date hereof, references to the Line of Credit Agreement shall be references to the Line of Credit Agreement as amended hereby.

          6. This Second Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Second Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.02 of the Line of Credit Agreement.

          7. THIS SECOND AMENDMENT SHALL BE GOVERNED IN ALL RESPECTS BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

          8. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same document, and shall be effective as of the date first above written.

          9. Borrower shall reimburse the Administrative Agent for the reasonable fees and expenses of counsel for the Administrative Agent in connection with this Second Amendment.

                  IN WITNESS WHEREOF, Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent, the Co-Agent and the Required Lenders have caused this Second Amendment to be executed as of the date first above written.


Address for Notices:                       BORROWER:
------- --- -------

20 N. Orange Avenue                        HUGHES SUPPLY, INC.
Suite 200
Orlando, Florida 32801
Attention: J. Stephen Zepf                 By:_______________________________
                                                 J. Stephen Zepf
                                                Treasurer


                                           By:________________________________
                                                 Ben Butterfield
                                                 Secretary





                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                   SUNTRUST BANK, formerly known as
------- --- -------                    SUNTRUST BANK, CENTRAL FLORIDA,
                                       NATIONAL ASSOCIATION, individually and as
200 S. Orange Avenue                   Administrative Agent
MC 2064
Orlando, Florida 32801
                                       By: ______________________________
Attn: Mr. William C. Barr                    William C. Barr, III
                                             Vice President
Telecopy No.  407/237-4076


Payment Office:
------- ------

200 S. Orange Avenue
MC 2064
Orlando, Florida 32801

--------------------------------

Line of Credit Commitment: $13,750,000.00

Pro Rata Share of Line of Credit Commitment: 18.33%










                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                  FIRST UNION NATIONAL BANK, individually
------- --- -------                   and as Documentation Agent

225 Water Street
4th Floor
Mail Code FL0060
Jacksonville, Florida 32202           By:_______________________________
Attn: Mr. Mike Carlin                      Name:
                                           Title:
Telecopy No. 904/361-3560


Payment Office:
------- ------

100 S. Ashley Drive
Suite 1000
Mail Code FL4009
Tampa, Florida  32602
Attn: Ms. Mary Doonan

-------------------------------

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%





                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:
------- --- -------
                                       BANK OF AMERICA, N.A., formerly known as
                                       NATIONSBANK, N.A., individually and as
100 SE 2nd Street, 14th Floor          Syndication Agent
Miami, Florida 33131
Attn: Mr. Richard Starke
                                       By:_______________________________
Telecopy No.                                Name:
                                           Title:

Payment Office:
------- ------

Bank of America, N.A.
101 N. Tryon Street
Charlotte, North Carolina  28255
Attn: Ms. Deon Wright

-------------------------------

Line of Credit Commitment: $12,500,000.00

Pro Rata Share of Line of Credit Commitment: 16.67%



                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                      SOUTHTRUST BANK, NATIONAL ASSOCIATION,
------- --- -------                       individually and as Co-Agent

420 North 20th Street
Birmingham, AL 35203
Attn: Florida Corporate Banking (Orlando)  By:_______________________________
                                                 Name:
Telecopy No. 727/898-5319                        Title:


Payment Office:
------- ------

P.O. Box 830716
Birmingham, AL 35283-0716
Attn: Ms. Joanne Gundling (727/825-2733)

Telecopy No. 727/898-5419

--------------------------------

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%






                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                         ABN AMRO BANK, N.V.
------- --- -------
Southwest Financial Center
200 S. Biscayne Boulevard, 22nd Floor
Miami, Florida 33131-5311
Attn: Ms. Deborah Day Orozco
                                             By:_______________________________
                                                   Name:
                                                   Title:
Telecopy No.  (305)372-2397

Payment Office:
------- ------

335 Madison Avenue, 16th Floor
New York, New York 10017
Attn: Trade Services Department

-------------------------------

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%





                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                         PNC BANK, N.A.
------- --- -------

249 5th Avenue
Pittsburgh, Pennsylvania 15222
Attn: Mr. Doug King
                                             By:_______________________________
Telecopy No. 412/762-6484                          Name:
                                                   Title:
Payment Office:
------- ------

Two PNC Plaza/ Liberty Avenue.
Pittsburgh, Pennsylvania 15222
Attn: Ms. Anita Truchman

--------------------------------

Line of Credit Commitment: $6,250,000.00

Pro Rata Share of Line of Credit Commitment: 8.33%






                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                          WACHOVIA BANK, N.A.
------- --- -------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Mr. Bill McCamey
                                              By:_______________________________
                                                    Name:
                                                    Title:
Telecopy No. (404)332-5016


Payment Office:
------- ------

191 Peachtree Street, 29th Floor
Atlanta, Georgia 30303
Attn: Ms. Sharon Westmoreland

--------------------------------

Line of Credit Commitment: $10,000,000.00

Pro Rata Share of Line of Credit Commitment: 13.33%




                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]

Address for Notices:                       THE FIFTH THIRD BANK
------- --- -------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Mr. Daniel Klus
                                           By:_______________________________
Telecopy No. 513/579-5226                        Name: Daniel Klus
                                                 Title:
Payment Office:
------- ------

MD 109054
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attn: Ms. Amy Buquo

--------------------------------

Line of Credit Commitment: $3,750,000.00

Pro Rata Share of Line of Credit Commitment: 5.00%




                     [SIGNATURE PAGE TO SECOND AMENDMENT TO
                            LINE OF CREDIT AGREEMENT]